Income Taxes - Schedule of Increase in Income Tax Expenses and Decrease in Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2018	May 31, 2017	May 31, 2016
Income Tax Disclosure [Abstract]
Increase in income tax expenses	$ 48,444	$ 42,895	$ 47,559
Decrease in net income per share - basic	$ 0.31	$ 0.27	$ 0.30
Decrease in net income per share - diluted	$ 0.31	$ 0.27	$ 0.30